SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 12, 1999



                             RED HOT CONCEPTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                  000-26838                 52-1887105
         --------                  ---------                 ----------
(State of Organization)       (Commission File No.)        (IRS Employer
                                                       Identification Number)



                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                       -----------------------------------
                    (Address of principal executive offices)


                                 (301) 493-4553
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired

               Not applicable.

          (b)  Pro Forma Financial Information

               Not applicable.

          (c)  Exhibits.

               16.1 Letter of Moore Stephens, P.C. addressed to the Commission dated April 13, 1999.

                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Red Hot Concepts, Inc.



                                              By: /s/Colin Halpern
                                                  -----------------------------
                                                  Colin Halpern
                                                  President

                                              Date:  April 14, 1999